                                VALIC COMPANY II
                 Supplement to Prospectus dated January 2, 2007


In the section titled "ABOUT VC II'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- AIG GLOBAL INVESTMENT CORP. ("AIGGIC")," with respect to Strategic Bond Fund, delete the seventh paragraph and replace with the following:

         Investment decisions for Strategic Bond Fund are made by a team led by Matthew Meyer, and including Bryan Petermann, John Yovanovic, Tim Lindvall, Raphael Davis, Anthony King, Rajeev Mittal and Robert Vanden Assem. Mr. Meyer's role as team leader primarily consists of asset allocation decisions with respect to the Strategic Bond Fund. Mr. Meyer is Managing Director and Head of Public Credit Markets for AIGGIG. He joined AIGGIG with the acquisition of American General Investment Management ("AGIM") in 2001. Mr. Meyer is responsible for trading, credit analysis, third-party asset management, and quantitative functions for the AIGGIG investment grade corporate bond and high yield bond groups. Mr. King joined AIGGIG in 2000 and is a Vice President and Senior Investment Manager of Client Portfolio Management. He is responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining AIGGIG, he has been in charge of initiating both Euro and Global Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIGGIG. Mr. Petermann joined AIGGIG as a research analyst with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Mr. Yovanovic is Managing Director and Portfolio Manager for AIGGIG. Mr. Yovanovic joined AIGGIG with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIGGIG. Mr. Lindvall joined AIGGIG in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of Structured Products for AIGGIG. Mr. Davis is responsible for trading and portfolio management of AIG's $17 billion agency mortgage-backed securities, passthrough and collateralized mortgage obligation portfolios. Mr. Davis joined AIGGIG with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM's MBS, asset-backed securities, and money-market portfolios. Mr. Mittal is Managing Director and Head of Emerging Markets Debt for AIGGIG. Mr. Mittal joined AIGGIG in 1992 and he is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies and credit default swaps for internal and non-affiliated clients. Mr. Mittal is a member of the Fixed Income Asset Allocation Team and also represents emerging market debt in the Global Asset Allocation Committee meetings. Mr. Vanden Assem is Managing Director and Senior Portfolio Manager of High Grade Fixed Income for AIGGIG. Mr. Vanden Assem joined AIGGIG in 2001 and is responsible for the portfolio management of AIGGIG's high grade total rate of return portfolios, long/short portfolios and affiliated accounts.


DATE:    MARCH 26, 2007

                                VALIC COMPANY II
                Supplement to Statement of Additional Information
                              dated January 2, 2007


In the section titled "PORTFOLIO MANAGERS" under the heading "OTHER ACCOUNTS," which lists the number of accounts/funds and the assets in those accounts/funds that are managed by each portfolio manager, reference to Richard Mercante is deleted and the chart should be supplemented with the following:

                                                                                         OTHER ACCOUNTS
                                                                                     (As of August 31, 2006)
                                                      ------------------------------------------------------------------------------
                                                        Registered Investment        Pooled Investment
                                                             Companies                     Vehicles             Other Accounts
                                                      -------------------------    -----------------------   -----------------------
                   Advisers/                             No. of       Assets        No. of       Assets       No. of     Assets
  Portfolio        Sub-adviser    Portfolio Manager     Accounts   ($ millions)    Accounts   ($ millions)   Accounts   ($ millions)
  ---------        -----------    -----------------     --------   ------------    --------   ------------   --------   ------------
Strategic Bond
  Fund               AIGGIC        Matthew Meyer           2           667             1            39           --         --

* Information for Mr. Meyer is updated as of February 28, 2007.


DATE: MARCH 26, 2007